GROUP VARIABLE ANNUITY CONTRACT FOR

EMPLOYER-SPONSORED DEFERRED COMPENSATION PLANS

issued by

Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account B

Supplement Dated May 1, 2026, to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2026

This supplement updates and amends certain information contained in your variable annuity contract prospectus, initial summary prospectus and updating summary prospectus. Please read it carefully and keep it with your contract prospectus or summary prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your contract prospectus or summary prospectus.

NOTICE OF AND INFORMATION ABOUT UPCOMING

FUND SUBSTITUTIONS

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the VY® Baron Growth Portfolio (Class S), the Voya Global Insights Portfolio (Class I) and the Voya Balanced Income Portfolio (Class I).

In accordance with procedures established by the U.S. Securities and Exchange Commission, Voya Retirement Insurance and Annuity Company (the “Company”) and its Variable Annuity Account B (the “Separate Account”) intend to replace, effective on or about the close of business on the dates set forth below (the “Substitution Dates”), certain funds in which the subaccount of the Separate Account invests (the “Existing Funds”) with a certain other funds (the “Replacement Funds”) as follows (the “Substitutions”):

Existing Fund	Replacement Fund	Substitution Date
VY® Baron Growth Portfolio (Class S)	Voya MidCap Opportunities Portfolio (Class I)	July 17, 2026
Voya Global Insights Portfolio (Class I)	DFA VA Equity Allocation Portfolio (Institutional Class)	July 17, 2026
Voya Balanced Income Portfolio (Class I)	American Funds Insurance Series® – Capital Income Builder (Class 2)	July 24, 2026

•	Prior to the Substitution Date and for thirty days thereafter, you may transfer amounts allocated to a subaccount that invests in an Existing Fund to any other available subaccount or to any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).
•	On the Substitution Date, your investment in the subaccount that invests in an Existing Fund will automatically become an investment in the subaccount that invests in the corresponding Replacement Fund with an equal total net asset value.
•	Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to a subaccount that invests in an Existing Fund will be automatically allocated to the subaccount that invests in the corresponding Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at Defined Contributions Administration, P.O. Box 990063, Hartford, CT 06199-0063 (800) 584-6001. See “THE INVESTMENT OPTIONS” section beginning on page 18 of your contract prospectus for information about making allocation changes.

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•	You will not incur any fees or charges or any tax liability because of a Substitution, and your Contract value immediately before the Substitution will equal your Contract value immediately after the Substitution.
•	The overall expenses of the Replacement Fund are less than the overall expenses of the corresponding Existing Fund. The fees and expenses of each Replacement Fund are more fully described in the Replacement Fund’s summary prospectus.
•	The investment objective and policies of the Replacement Fund are comparable to the investment objective and policies of the corresponding Existing Fund. The investment objective of each Replacement Fund, along with information about the Replacement Fund’s investment adviser/subadviser, is more fully described in the Replacement Fund’s summary prospectus.
•	Summary prospectuses for the Replacement Funds accompany this supplement. Read the summary prospectuses carefully before deciding what to do with amounts allocated to subaccounts that invests in the Existing Funds and the Replacement Funds. If you have not received a summary prospectus, or if you need another copy, please contact Customer Service at (800) 584-6001.
•	After the Substitution Date, the subaccounts investing in the Existing Funds will no longer be available through the Contract and there will be no further disclosure regarding them in any future supplements to the contract prospectus.

The Variable Options section of APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT in your Initial Summary Prospectus, Updating Summary Prospectus and Prospectus is supplemented with the following additional Funds:

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=NRVA00980. You can also request this information at no cost by calling Customer Service at 1-800-584-6001 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.	American Funds Insurance Series® – Capital Income Builder (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.53%*	20.41%	9.08%	7.59%

*	Current expenses reflect applicable waivers or expense limitations as reported in the Fund’s prospectus.

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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 Year	5 Years	10 Years
To achieve long-term capital appreciation.	DFA VA Equity Allocation Portfolio (Institutional Class) Investment Adviser: Dimensional Fund Advisors LP Subadviser: Dimensional Fund Advisors Ltd	0.31%*	19.94%	12.23%	11.37%

*	Current expenses reflect applicable waivers or expense limitations as reported in the Fund’s prospectus.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

Defined Contributions Administration

P.O. Box 990063

Hartford, CT 06199-0063

(800) 584-6001

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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